Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mitchell E. Appel, President of the Value Line Capital Appreciation Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/25 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2025

	By:	/s/ Mitchell E. Appel
Mitchell E. Appel
President
Value Line Capital Appreciation Fund, Inc.

Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James Gallo, Treasurer of the Value Line Capital Appreciation Fund, Inc. (the “Registrant”), certify that:

1.

The periodic report on Form N-CSR of the Registrant for the period ended 6/30/25 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 28, 2025

	By:	/s/ James Gallo
James Gallo
Treasurer
Value Line Capital Appreciation Fund, Inc.